Exhibit 32.1

Certification

Pursuant to 18 U.S.C. Section 1350,

As Adopted

Pursuant to Section 906 of the

Sarbanes - Oxley Act of 2002

In connection with the Amendment No. 1 to Annual Report of ChinaNet Online Holdings, Inc. (the “Company”), on Form 10-K/A for the year ended December 31, 2019 as filed with the Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), each of the undersigned of the Company, certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Handong Cheng

Name: Handong Cheng

Title:  Chief Executive Officer

June 10, 2020

By: /s/ Mark Li

Name: Mark Li

Title:  Chief Financial Officer

June 10, 2020